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                                                                   Exhibit 10.38

                                 AMENDMENT NO. 1
                                   TO CONTRACT
                                 BY AND BETWEEN
          THE METROPOLITAN GOVERNMENT OF NASHVILLE AND DAVIDSON COUNTY
                                       AND
                           HAMILTON TEST SYSTEMS, INC.
           FOR OPERATION OF VEHICLE INSPECTION AND MAINTENANCE PROGRAM


         This Amendment to Contract, made effective this ____ day of ______________, 1991, by and between The Metropolitan Government of Nashville and Davidson County (hereinafter the "Metropolitan Government"), a duly chartered municipal corporation of the State of Tennessee pursuant to Tennessee Code Annotated, Section 7-1-101, ET SEQ., and Hamilton Test Systems, Inc., a for-profit corporation authorized to do business in the State of Tennessee and having its principal office and place of business at 2202 North Forbes Boulevard, Tucson, Arizona (hereinafter the "Contractor").

                                    RECITALS

         WHEREAS, the parties hereto have entered into Contract No. L-90-5140 for operation of a vehicle inspection and maintenance program for light duty motor vehicles in Metropolitan Nashville and Davidson County; and,

         WHEREAS, Section 5 of Contract No. L-90-5140 mandates the Contractor to operate six (6) motor vehicle testing sites and establishes general criteria for location of said sites throughout Metropolitan Nashville and Davidson County; and,

         WHEREAS, the Metropolitan Government believes that the effective operation of the motor vehicle inspection program requires alteration of the criteria in Section 5 of said contract by deleting the requirement for a downtown testing site and adding a second site to the southwestern area of Davidson County, and keeping the total number of testing sites at six (6); and,


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         WHEREAS, the Contractor has incurred substantial costs in the development of the downtown motor vehicle testing site prior to the Metropolitan Government's decision to alter the criteria of Section 5 of said Contract; and,

         WHEREAS, the Metropolitan Government believes that in the interest of fairness and possibly as a matter of law it should reimburse Contractor for costs incurred in developing the downtown motor vehicle testing site; and,

         WHEREAS, the Contractor has verified the costs it incurred in developing the downtown motor vehicle testing site (which costs are in addition to the costs incurred by Contractor in acquiring the downtown site), and that said costs total not less than One Hundred Five Thousand ($105,000.00), Dollars; and,

         WHEREAS, the parties have agreed that the Metropolitan Government can reimburse Contractor by allowing it to retain the entire amount of all fees it collects under Section 2 of said Contract until it recoups the aforesaid $105,000.00 amount of the costs it incurred in developing the downtown motor vehicle testing site; and,

         WHEREAS, the Contractor has agreed to amendment of Section 5 of said Contract to accomplish the wishes of the Metropolitan Government.

         NOW, THEREFORE, for the same consideration as stated for Contract No. L-90-5140, the parties agree to amend Section 5 of said Contract as provided below:

         1. Section 5 entitled "TESTING SITES" is hereby amended by deleting subsection 3.d. in its entirety.

         2. Section 5 entitled "TESTING SITES" is further amended by deleting the language of Subsection 3.c., and inserting the following in its place so that said subsection reads as follows:

                  c. Two (2) sites in the portion of Davidson County lying south of the Cumberland River and west of Interstate 65. One (1) of these sites shall be located

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         in an area bounded by Interstate 65 on the East, U.S. 70 South, otherwise known as the Memphis-Bristol Highway on the West, Blakemore/Wedgewood Avenue on the North, and Woodmont Boulevard on the South.

         3. Section 3 entitled "CONSIDERATION" is hereby amended by adding the following sentence at the end of said section:

                  The Contractor shall be allowed to retain all receipts of the fee charged pursuant to this section for all or a portion of the months of March, April, May, June and July of 1991, or until it recoups the sum of $105,000.00, whichever shall come first, said sum being the amount agreed to be reimbursed to the Contractor in respect of the costs it incurred in developing the downtown motor vehicle testing site prior to the decision to amend Section 5 hereof.

         All other terms and conditions of Contract No. L-90-5140 remain in full force and effect.

         WHEREFORE, in reliance upon the premises and representations made hereinabove, The Metropolitan Government of Nashville and Davidson County and Hamilton Test Systems, Inc. hereby acknowledge and execute this Amendment No. 1 to Contract No. L-90-5140 effective on the date first stated above as shown by the signatures of their authorized representatives hereinbelow.

THE METROPOLITAN GOVERNMENT OF               HAMILTON TEST SYSTEMS, INC.
NASHVILLE AND DAVIDSON COUNTY:


--------------------------------------       -----------------------------------
Director of Health                           Vice President


--------------------------------------
Chairman, Metropolitan Board of Health


APPROVED AS TO AVAILABILITY OF FUNDS:


--------------------------------------
Director of Finance

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APPROVED AS TO FORM AND                 THE METROPOLITAN GOVERNMENT OF
LEGALITY:                               NASHVILLE AND DAVIDSON COUNTY:


--------------------------------------  ----------------------------------------
Metropolitan Attorney                   Metropolitan County Mayor


APPROVED AS TO PURCHASING PROCEDURES:   ATTEST:
                                               ---------------------------------
                                                Metropolitan Clerk


--------------------------------------
Purchasing Agent

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